UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/29
Date of reporting period:	08/31/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

SEMIANNUAL REPORT August 31, 2020

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Municipal Bond Infrastructure Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Municipal Bond Infrastructure Fund, Inc., covering the six-month period from March 1, 2020 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity market euphoria that was felt early in the calendar year proved to be short-lived, as concerns over the spread of COVID-19 began to roil U.S. markets in March 2020. U.S. stocks began to show signs of volatility in mid-March and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. In countries where COVID-19 struck first, such as China and adjacent areas of the Pacific Rim, stock price volatility was amplified as a global pandemic began to seem certain. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in U.S. Federal Reserve (the “Fed”) policy and investor concern over COVID-19. When COVID-19 began to emerge, a flight to quality ensued and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package; many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy. These actions worked to support bond valuations throughout the majority of the six months.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

September 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2020 through August 31, 2020, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended August 31, 2020, BNY Mellon Municipal Bond Infrastructure Fund, Inc. achieved a total return of -2.97% on a net-asset-value basis and -0.48% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.3180 per share, which reflects an annualized distribution rate of 4.62%.2

Municipal bonds produced negative total returns due to the ongoing pandemic, concerns about issuers’ fundamentals and uncertainty about the prospects for a relief package from the federal government. The fund continued to produce competitive levels of current income through an emphasis on longer-term and lower-rated municipal bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain-and-loss potential depending on market conditions.

Volatility Recedes Amid Policy Support and Economic Recovery

The municipal bond market experienced unprecedented volatility during the reporting period, as the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Yields on municipal bonds had reached record lows when the pandemic hit, but large outflows from municipal bond mutual funds, combined with illiquidity, caused yields to soar before the market recovered later in the reporting period.

When the likely impact of the pandemic became clear, the Federal Reserve (the “Fed”) made two emergency cuts in the federal funds rate in March 2020, adding to two rate reductions late in 2019 and bringing the target rate to 0-0.25%. The Fed also launched a $500 billion Municipal Liquidity Facility to purchase short-term municipal securities. This, combined

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

with the $2 trillion Coronavirus Assistance, Relief, and Economic Security (CARES) Act, dramatically changed investor sentiment, which helped the municipal bond market to bounce back relatively quickly.

From the perspective of supply and demand, new issuance dried up during the height of the crisis in the first quarter of 2020. But with the market rebound in the second quarter, issuance rebounded as well, as issuers sought to take advantage of record-low funding costs. As in 2019, much of the new issuance was in taxable bonds. Tax-exempt issuance may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017. In the past, advance refunding allowed issuers to replace higher-yielding, tax-exempt debt with lower-yielding, tax-exempt debt. Without the advance refunding, some entities have taken advantage of low yields by issuing taxable debt instead of tax-exempt debt.

Given the pandemic and its economic fallout, general obligation bonds outperformed revenue bonds during the period, and AAA and AA rated bonds outperformed A and BBB rated bonds. In addition, the investment- grade market outperformed the high yield market, and shorter-term issues performed better than longer issues.

Generally, fundamentals in the municipal bond market were healthy prior to the pandemic, as steady economic growth supported tax revenues, fiscal balances and “rainy day” funds. But with government shutdowns in place, sales and income tax revenues plummeted, creating some concerns about credit quality.

Security Selection Detracted from Fund Results

The fund’s performance was driven mainly by security selection during the period. Selections in the education, health care, industry development, special tax and transportation sectors were most detrimental. In addition, certain positions in general obligation bonds, including the city of Chicago and the state of Illinois, also contributed negatively. An underweight to high quality general obligation bonds also was not beneficial.

On more positive note, the fund’s performance was helped by longer duration and certain security selections. The overweight position in longer bonds proved beneficial, with longer-duration issues accounting for much of the performance. The fund’s selections in tobacco-backed bonds also contributed positively to returns.

A Focus on Fundamentals and Yield

We remain constructive on the municipal bond market as a whole, but we are cautious on the credit sector. We believe that state and local governments have the tools to manage through the current economic difficulties, including reducing services, raising tax rates and delaying projects. Nevertheless, we believe there will be downgrades, but widespread defaults are unlikely. Fundamental analysis will be key during this period. In addition, the market may experience increased volatility in the near term, arising from the ongoing pandemic, the uncertainty about an additional stimulus package, and the presidential election. We will continue to maintain a long duration positioning in the coming months in order to enhance yields.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period annualized, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, prices of investment-grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

STATEMENT OF INVESTMENTS

August 31, 2020 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2%
Alabama - 2.4%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	2,500,000		2,543,750
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	1,350,000		1,389,434
Jefferson County, Revenue Bonds, Refunding, Ser. F	0/7.90	10/1/2050	2,500,000	[a]	2,443,375
				6,376,559
Arizona - 6.8%
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	3,200,000	[b]	3,166,432
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	2,000,000	[b]	2,256,480
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,025,000	[b]	1,092,712
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	5,000,000		6,845,650
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,092,320
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	2,390,000	[b]	2,397,098
				17,850,692
California - 12.3%
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,035,000		2,212,493
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	1,875,000	[b]	1,958,606

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
California - 12.3% (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	2,500,000		2,570,550
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,000,000		1,149,970
Long Beach Bond Finance Authority, Revenue Bonds, Ser. A	5.50	11/15/2037	5,000,000		7,283,450
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	3,250,000		3,546,465
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	2,500,000		2,631,975
Tender Option Bond Trust Receipts (Series 2020-XF2876), (San Francisco California City & County Airport Commission, Revenue Bonds, Refunding) Ser. E, Recourse, Underlying Coupon Rate (%) 5.00	17.24	5/1/2050	4,410,000	[b,c,d]	5,305,840
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	5,000,000		5,495,150
				32,154,499
Colorado - 6.3%
Colorado Health Facilities Authority, Revenue Bonds (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	5.00	1/1/2044	2,500,000		2,748,050
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	5,000,000		5,494,950
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	1,875,000		1,958,081
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	1,500,000		1,537,680
Sterling Ranch Community Authority Board, Revenue Bonds (Insured; Municipal Government Guaranteed) Ser. A	5.00	12/1/2038	1,500,000		1,526,865

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
Colorado - 6.3% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group)) Ser. A1, Recourse, Underlying Coupon Rate (%) 4.00	16.68	8/1/2044	2,455,000	[b,c,d]	3,249,248
				16,514,874
District of Columbia - .8%
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,700,000	[e]	1,972,901
Florida - 5.3%
Davie, Revenue Bonds (Nova Southeastern University Project) Ser. A	5.63	4/1/2023	4,805,000	[e]	5,455,549
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000		2,141,320
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2039	1,000,000		1,122,750
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	500,000		461,525
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	11.84	10/1/2049	1,790,000	[b,c,d]	2,045,402
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds) Ser. A, Recourse, Underlying Coupon Rate (%) 4.00	13.62	10/1/2049	2,480,000	[b,c,d]	2,759,074
				13,985,620
Georgia - 3.5%
Fulton County Development Authority, Revenue Bonds (WellStar Health System Group Obligated Group) Ser. A	5.00	4/1/2042	1,250,000		1,481,338
Gainesville & Hall County Development Authority, Revenue Bonds, Refunding (Riverside Military Academy)	5.00	3/1/2037	1,000,000		951,870

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
Georgia - 3.5% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project)) Ser. A, Recourse, Underlying Coupon Rate (%) 5.00	17.47	1/1/2056	2,060,000	[b,c,d]	2,477,567
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta)) Ser. A, Recourse, Underlying Coupon Rate (%) 4.00	15.15	7/1/2044	3,600,000	[b,c,d]	4,380,102
				9,290,877
Illinois - 15.2%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2035	1,500,000		1,698,960
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,500,000		2,885,750
Chicago II, GO, Ser. A	5.00	1/1/2044	2,000,000		2,191,600
Chicago O'Hare International Airport, Revenue Bonds	5.75	1/1/2043	3,750,000		3,969,638
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	2,500,000		2,950,200
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,205,670
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,500,000		1,724,820
Illinois, GO, Ser. D	5.00	11/1/2028	2,600,000		2,920,398
Illinois, GO, Ser. D	5.00	11/1/2027	3,500,000		3,955,315
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,428,400
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	3,500,000		3,945,165
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.07	10/1/2040	7,000,000	[b,c,d]	8,128,557

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 150.2% (continued)
Illinois - 15.2% (continued)
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	2,500,000	2,734,500
				39,738,973
Indiana - 6.0%
Indiana Finance Authority, Revenue Bonds (Baptist Homes of Indiana Senior Living Obligated Group) Ser. A	6.00	11/15/2041	3,500,000	3,781,470
Indiana Finance Authority, Revenue Bonds (Green Bond) (RES Polyflow Indiana)	7.00	3/1/2039	2,125,000	[b] 2,005,469
Indiana Finance Authority, Revenue Bonds (Ohio River Bridges East End Crossing Project) Ser. A	5.00	7/1/2040	5,000,000	5,365,350
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. A	5.00	6/1/2032	2,750,000	2,864,922
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,500,000	1,827,870
				15,845,081
Iowa - 2.8%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,000,000	7,328,720
Kansas - .7%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. A	5.25	11/15/2053	1,000,000	947,400
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	1,000,000	983,810
				1,931,210
Kentucky - .4%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	1,000,000	1,101,310
Louisiana - .8%
Louisiana Public Facilities Authority, Revenue Bonds (Impala Warehousing LLC Project)	6.50	7/1/2036	1,000,000	[b] 1,047,110
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University)	4.00	4/1/2050	1,000,000	1,137,460
				2,184,570

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
Massachusetts - 3.1%
Massachusetts Development Finance Agency, Revenue Bonds (North Hill Communities Obligated Group) Ser. A	6.50	11/15/2023	2,000,000	[b,e]	2,394,940
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[b]	1,064,910
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2034	1,550,000		1,846,825
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		1,112,949
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	4.00	7/1/2044	1,500,000		1,630,695
				8,050,319
Michigan - 7.8%
Michigan Building Authority, Revenue Bonds, Refunding	4.00	4/15/2054	2,500,000		2,864,050
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,250,000		2,571,007
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	12/1/2021	10,000	[e]	10,587
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.35	12/1/2034	2,500,000		2,744,225
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	41,200,000	[f]	2,031,160
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Ser. A	6.00	6/1/2034	5,000,000		5,014,600
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	13.20	11/15/2050	3,320,000	[b,c,d]	3,736,370
Wayne County Airport Authority, Revenue Bonds (Insured; Build America Mutual) Ser. B	5.00	12/1/2039	1,250,000		1,424,138
				20,396,137

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	2,000,000		2,291,160
Missouri - 2.1%
Kansas City Industrial Development Authority, Revenue Bonds, Ser. A	5.00	3/1/2044	1,000,000		1,191,560
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Louis College of Pharmacy Project)	5.50	5/1/2043	2,000,000		2,082,680
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	1,000,000		1,067,180
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village St. Louis Obligated Group)	5.00	9/1/2042	1,000,000		1,019,780
				5,361,200
Multi-State - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,495,000	[b]	1,688,916
Nevada - .4%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,000,000		1,063,500
New Jersey - 5.0%
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.13	9/15/2023	2,500,000		2,563,800
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	2,500,000		2,750,950
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	2,500,000		2,875,450
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2040	1,890,000		2,095,670
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2025	110,000	[e]	136,091

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
New Jersey - 5.0% (continued)
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2024	1,320,000		1,451,987
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,000,000		1,154,330
				13,028,278
New York - 14.6%
New York City, GO, Ser. D1	4.00	3/1/2050	1,750,000		2,006,445
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; American Municipal Bond Assurance Corp.)	5.00	1/1/2036	8,000,000		8,001,360
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[b]	3,714,585
New York State Dormitory Authority, Revenue Bonds (St. John's University) Ser. A	5.00	7/1/2044	2,000,000		2,122,480
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	2,068,360
Tender Option Bond Trust Receipts (Series 2017-XF2419), (Metropolitan Transportation Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	17.11	11/15/2038	15,000,000	[b,c,d]	15,595,012
Tender Option Bond Trust Receipts (Series 2020-XM0826), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.)) Ser. C, Non-recourse, Underlying Coupon Rate (%) 4.00	11.62	11/15/2046	3,670,000	[b,c,d]	4,060,466
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	585,000		606,645
				38,175,353
North Carolina - .4%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,000,000		1,133,590
Ohio - 7.6%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	8,000,000		8,800,000

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
Ohio - 7.6% (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Ser. A3	6.25	6/1/2022	1,000,000	[e]	1,105,090
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000		2,874,550
Muskingum County, Revenue Bonds (Genesis HealthCare System Project)	5.00	2/15/2044	7,000,000		7,262,290
				20,041,930
Oklahoma - .6%
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Project)	5.25	11/15/2045	1,500,000		1,578,825
Pennsylvania - 10.6%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[b]	1,044,840
Allentown School District, GO, Refunding (Insured; Build American Mutual) Ser. B	5.00	2/1/2032	1,455,000		1,863,695
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,500,000		1,606,695
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	4,000,000		4,303,680
Montgomery County Industrial Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. C	5.00	11/15/2045	1,000,000		1,184,510
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2045	3,000,000		3,397,680
Tender Option Bond Trust Receipts (Series 2017-XF1060), (Pennsylvania State Turnpike Commission, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	13.78	12/1/2042	13,000,000	[b,c,d]	14,340,747
				27,741,847
Rhode Island - 1.9%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	4,000,000		4,980,120

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 150.2% (continued)
South Carolina - 2.7%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (The Lutheran Homes of South Carolina Obligated Group)	5.13	5/1/2048	1,750,000		1,664,303
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	5,000,000		5,520,650
				7,184,953
Texas - 15.4%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000		1,663,950
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.75	8/15/2045	2,500,000		2,787,375
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	3,500,000		3,956,855
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	2,000,000		2,329,780
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,589,130
Tender Option Bond Trust Receipts (Series 2016-XM0374), (Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds (Baylor Health Care System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.05	11/15/2038	7,410,000	[b,c,d]	8,073,163
Tender Option Bond Trust Receipts (Series 2017-XF1061), (Dallas Fort Worth International Airport, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	17.62	11/1/2045	15,000,000	[b,c,d]	15,806,550
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	3,500,000		4,110,400
				40,317,203
U.S. Related - 2.0%
Guam Waterworks Authority, Revenue Bonds	5.50	7/1/2023	3,000,000	[e]	3,424,710
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,750,000		1,825,723
				5,250,433

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 150.2% (continued)
Utah - .7%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2039	1,400,000	1,713,250
Virginia - 5.4%
Norfolk Redevelopment & Housing Authority, Revenue Bonds (Fort Norfolk Retirement Community Obligated Group) Ser. A	5.00	1/1/2049	1,000,000	1,029,610
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,640,000	7,924,972
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.50	1/1/2042	5,000,000	5,247,100
				14,201,682
Washington - 2.4%
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000	1,077,670
Washington Health Care Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2042	5,000,000	5,296,550
				6,374,220
Wisconsin - 2.7%
Public Finance Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2042	5,000,000	5,169,050
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Sauk-Prairie Memorial Hospital) Ser. A	5.38	2/1/2048	2,000,000	2,012,240
				7,181,290
Total Investments (cost $363,055,846)			150.2%	394,030,092
Liabilities, Less Cash and Receivables			(21.6%)	(56,752,126)
VMTPS, at liquidation value			(28.6%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	262,277,966

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $119,540,006 or 45.58% of net assets.
c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.
d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.
e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
f Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Medical	21.2
Transportation	20.6
General	20.5
Education	19.3
Airport	15.0
Development	14.3
Tobacco Settlement	7.3
Nursing Homes	7.1
General Obligation	6.7
Prerefunded	5.5
Water	3.4
Power	3.0
Utilities	2.3
Single Family Housing	1.6
School District	1.4
Multifamily Housing	.6
Facilities	.4
150.2

† Based on net assets.
See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance
VMTPS	Variable Rate Muni Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	363,055,846	394,030,092
Cash		1,123,179
Interest receivable		4,609,013
Prepaid expenses		30,527
		399,792,811
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		231,450
Payable for floating rate notes issued—Note 3		59,890,000
Payable for investment securities purchased		1,183,410
Dividends payable to Common Shareholders		974,541
Interest and expense payable related to floating rate notes issued—Note 3		164,255
Directors’ fees and expenses payable		4,740
Other accrued expenses		66,449
		62,514,845
VMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		262,277,966
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,387,573 shares issued and outstanding)		18,388
Paid-in capital		262,373,584
Total distributable earnings (loss)		(114,006)
Net Assets Applicable to Common Shareholders ($)		262,277,966

Shares Outstanding
(250 million shares authorized)	18,387,573
Net Asset Value Per Share of Common Stock ($)	14.26

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2020 (Unaudited)

Investment Income ($):
Interest Income	8,601,132
Expenses:
Management fee—Note 2(a)	1,268,353
VMTPS interest expense and fees—Note 1(f)	628,459
Interest and expense related to floating rate notes issued—Note 3	420,411
Professional fees	55,747
Directors’ fees and expenses—Note 2(c)	48,782
Shareholders’ reports	20,014
Registration fees	17,818
Shareholder servicing costs	6,349
Chief Compliance Officer fees—Note 2(b)	4,320
Redemption and paying agent fees—Note 2(b)	3,975
Custodian fees—Note 2(b)	3,487
Miscellaneous	32,720
Total Expenses	2,510,435
Less—reduction in fees due to earnings credits—Note 2(b)	(3,487)
Net Expenses	2,506,948
Investment Income—Net	6,094,184
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(2,906,681)
Net change in unrealized appreciation (depreciation) on investments	(11,898,085)
Net Realized and Unrealized Gain (Loss) on Investments	(14,804,766)
Net (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(8,710,582)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended August 31, 2020 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(50,161,841)
Proceeds from sales of portfolio securities	49,225,107
Net purchase (sales) of short-term securities	284,367
Interest receivable	8,542,298
Paid to BNY Mellon Investment Adviser, Inc.	(1,257,362)
Operating expenses paid	(231,838)
Net Cash Provided (or Used) in Operating Activities		6,400,731
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(5,847,248)
Interest and expense related to floating
rate notes issued paid	(582,474)
VMTPS interest expense and fees paid	(628,459)
Net Cash Provided (or Used) in Financing Activities		(7,058,181)
Net Increase (Decrease) in cash		(657,450)
Cash at beginning of period		1,780,629
Cash at end of period		1,123,179
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(8,710,582)
Adjustments to reconcile net (decrease) in net assets
applicable to Common Shareholder resulting from
operations to net cash provided (or Used) in operating activities ($):
Decrease in investments in securities at cost		3,240,721
Increase in interest receivable		(103,834)
Decrease in receivable for investment securities sold		7,804,575
Increase in prepaid expenses		(18,235)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		10,991
Decrease in payable for investment securities purchased		(8,704,480)
Increase in payable for floating rate notes issued		45,000
Interest and expense related to floating rate notes issued		420,411
VMTPS interest expense and fees		628,459
Decrease in Directors' fees and expenses payable		(522)
Decrease in other accrued expenses		(23,356)
Net change in unrealized (appreciation) depreciation on investments		11,898,085
Net amortization of premiums on investments		(86,502)
Net Cash Provided (or Used) in Operating Activities		6,400,731

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
Operations ($):
Investment income—net	6,094,184	11,695,933
Net realized gain (loss) on investments	(2,906,681)	3,169,407
Net change in unrealized appreciation (depreciation) on investments	(11,898,085)	20,913,795
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(8,710,582)	35,779,135
Distributions ($):
Distributions to Common Shareholders	(5,847,248)	(11,691,940)
Capital Stock Transactions ($):
Distributions reinvested	-	80,944
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	80,944
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(14,557,830)	24,168,139
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	276,835,796	252,667,657
End of Period	262,277,966	276,835,796
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	5,592
Net Increase (Decrease) in Shares Outstanding	-	5,592

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	August 31, 2020		Year Ended February 28/29,
	(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.06		13.75	13.96	13.68	14.04	13.85
Investment Operations:
Investment income—net[a]	.33		.64	.66	.69	.68	.71
Net realized and unrealized gain (loss) on investments	(.81)		1.31	(.23)	.23	(.33)	.23
Total from Investment Operations	(.48)		1.95	.43	.92	.35	.94
Distributions to Common Shareholders:
Dividends from investment income—net	(.32)		(.64)	(.64)	(.64)	(.71)	(.75)
Net asset value, end of period	14.26		15.06	13.75	13.96	13.68	14.04
Market value, end of period	13.77		14.18	12.67	12.29	12.68	12.86
Total Return (%)[b]	(.48)	[c]	17.12	8.49	1.78	3.97	6.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	[d]	2.12	2.19	2.02	1.85	1.67
Ratio of net expenses to average net assets	1.97	[d]	2.12	2.19	2.02	1.85	1.67
Ratio of interest and expense related to floating rate notes issued and VMTPS interest expense and fees to average net assets	.83	[d]	1.05	1.07	.90	.70	.53
Ratio of net investment income to average net assets	4.79	[d]	4.43	4.76	4.89	4.79	5.19
Portfolio Turnover Rate	12.54	[c]	22.94	21.46	9.77	9.72	8.38
Asset coverage of VMTPS, end of period	450		469	437	442	435	444
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	262,278		276,836	252,668	256,566	251,488	258,102
VMTPS outstanding, end of period ($ x 1,000)	75,000		75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	59,890		59,845	42,055	42,055	42,055	36,805

a Based on average common shares outstanding.
b Calculated based on market value.
c Not annuaized.
d Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of VMTPS, with a liquidation preference of $100,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) and a stated mandatory redemption date of February 1, 2021, which are not registered under the Act. The fund is subject to a Redemption and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, with respect to the VMTPS.

The fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at liquidation value. Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund. In addition, the VMTPS have a mandatory redemption date of February 1, 2021. The fund will have the right to request that the holders of 100% of the aggregate outstanding amount of the VMTPS, in their sole and absolute discretion, extend the term of the Term Redemption Date for an additional 364 day period.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of VMTPS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Municipal Securities	-	394,030,092	-	394,030,092
Liabilities ($)
Floating Rate Notes††	-	(59,890,000)	-	(59,890,000)
VMTPS††	-	(75,000,000)	-	(75,000,000)

†      See Statement of Investments for additional detailed categorizations, if any.
†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

(d) Dividends and distributions to Common shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On August 4, 2020, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on September 1, 2020 to Common Shareholders of record as of the close of business on August 18, 2020. The ex-dividend date was August 17, 2020.

(e) Dividends and distributions to shareholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Applicable Rate is equal to the rate per annum that results from the sum of the (a) Applicable Base Rate and (b) Ratings Spread as determined pursuant to the Applicable Rate Determination for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period. The Applicable Rate of the VMTPS was equal to the sum of .95% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of .09% on August 27, 2020. The dividend rate as of August 31, 2020 for the VMTPS was 1.04%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 29, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $30,278,696 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 29, 2020. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2020 was as follows: tax-exempt income $11,691,940. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) VMTPS: The fund’s VMTPS aggregate liquidation preference is shown as a liability, if any, since they have stated mandatory redemption date of February 1, 2021. Dividends paid to VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been fully amortized into the expense over the life of the VMTPS.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2020, the fund was charged $3,487 pursuant to the custody agreement. These fees were offset by earnings credits of $3,487.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS for the fund. During the period ended August 31, 2020, the fund was charged $3,975 for the services provided by the Redemption and Paying Agent.

During the period ended August 31, 2020, the fund was charged $4,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $219,973, custodian fees of $1,500, Redemption and Paying Agent fees of $8,613 and Chief Compliance Officer fees of $1,364.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended August 31, 2020, amounted to $41,473,701 and $41,020,639, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater

Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2020 was approximately $45,591,359, with a related weighted average annualized interest rate of 1.83%.

VMTPS: The average amount of borrowings outstanding for the VMTPS during the period ended August 31, 2020 was approximately $75,000,000, with a related weighted average annualized interest rate of 1.66%.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At August 31, 2020, accumulated net unrealized appreciation on investments was $30,974,246, consisting of $31,962,093 gross unrealized appreciation and $987,847 gross unrealized depreciation.

At August 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Event:

On October 16, 2020 (the “Effective Date”), the fund announced the successful refinancing of its outstanding 750 shares of VMTPS into Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTPS”), and the sale of 750 shares of RVMTPS between two “qualified institutional buyers” as defined in Rule 144A under the Securities Act, pursuant to an offering exempt from registration under the Securities Act.

As with the VMTPS, the fund is subject to certain restrictions relating to the RVMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to Common Shareholders or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of RVMTPS at their liquidation value (i.e., $100,000 per share).

The RVMTPS have a mandatory redemption date of October 16, 2049, and are subject to mandatory tender upon each 42 month anniversary of the Effective Date or upon the end of a Special Terms Period (each an Early Term Redemption Date), subject to the option of the holders to retain the RVMTPS. RVMTPS that are neither retained by the holder nor successfully remarketed by the Early Term Redemption Date will be redeemed by the fund.

As of the Effective Date, the Redemption and Paying Agent Agreement between the fund and The Bank of New York Mellon with respect to the VTMPS was terminated, and the fund entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon with respect to the RVMTPS on substantially the same terms as the Redemption and Paying Agent Agreement.

The holders of RVMTPS, voting as a separate class, have the right to elect at least two directors. The holders of RVMTPS will vote as a separate class on certain other matters, as required by law. The same directors that were designated for election by holders of the VMTPS are designed for election by holders of RMVTPS.

Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of VMTPS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on August 11, 2020.

	Shares
	For	Authority Withheld
To elect four Class III Directors:†
Joseph S. DiMartino	15,794,029	412,623
Andrew J. Donohue	15,899,356	307,296
Isabel P. Dunst	15,935,567	271,085
Benaree Pratt Wiley††	750	-

†         The terms of these Directors expire in 2023.
†† Elected solely by VMTPS holders; Common Shareholders not entitled to vote.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Management Agreement”), and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of general and insured municipal debt leveraged closed-end funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all general and insured municipal debt closed-end leveraged funds (the “Performance Universe”), all for various periods ended May 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of other general and insured municipal debt closed-end leveraged funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for all periods, except for the four- and five-year periods when it was at or above the Performance Group and Performance Universe medians, and, on a market price basis, the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods except the one-year period when it was below the medians. The Board also considered that, on a net asset value basis, the fund’s yield performance was below the Performance Group median for five of the seven one-year periods ended May 31st and below the Performance Universe median for six of the seven one-year periods ended May 31st and, on a market price basis, was above the Performance Group median for three of the six one-year periods ended May 31st and below the Performance Universe median for five of the six one-year periods ended May 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the six calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone, the fund’s contractual management fee was slightly above the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians, and the fund’s total expenses were lower than the Expense Group and Expense Universe total expenses medians. The Board also considered that, based on both common and leveraged assets together, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were equal to the Expense Group total expenses median and below the Expense Universe total expenses median.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s long-term total return performance and improvements in the fund’s yield performance in recent years. They also noted the fund’s generally favorable overall market price performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

This page intentionally left blank.

This page intentionally left blank.

OFFICERS AND DIRECTORS
BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Gordon J. Davis†	Chief Compliance Officer
Andrew J. Donohue	Joseph W. Connolly
Isabel P. Dunst
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley††	Daniel A. Rabasco
† Interested Board Member
†† Elected by holders of VMTPS	Adviser
Officers	BNY Mellon Investment Adviser, Inc.
President	Custodian
Renee-Laroche-Morris	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Sonalee Cross	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	The Bank of New York Mellon
Jeff Prusnofsky	(VMTP Shares)
Peter M. Sullivan	Stock Exchange Listing
Amanda Quinn	NYSE Symbol: DMB
Natalya Zelensky	Initial SEC Effective Date
Vice President	4/26/13
David DiPetrillo
Treasurer
James Windels
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DMB

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805SA0820

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      October 26, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      October 26, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)